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[MFS logo]
MFS(SM)
INVESTMENT MANAGEMENT

MFS(R) Government Markets Income Trust

Annual Report
for Year Ended
November 30, 1997

Dear Shareholders:

U.S. economic momentum remains firm, with almost all recent data still suggesting a healthy combination of robust growth and low inflation. However, as the upheavals in Southeast Asia have broadened to the entire region, at the very least the data suggest a moderation of both global growth and inflation expectations. In the very near term, we believe weaker Asian currencies will help keep a lid on U.S. inflation and will slow export growth. Just how much of an impact these events will have longer term on U.S. growth and earnings, however, remains uncertain. They do, though, suggest that the Federal Reserve Board (the Fed) will stay its hand, at least into 1998, as officials evaluate the impact of these events on the U.S. real (inflation-adjusted) economy.

Clearly, the United States stands out as attractive given recent market turmoil around the globe. Domestic fundamentals are strong, inflation remains subdued and, on a relative basis, U.S. yields stand out as attractive. For this reason, we have increased the Trust's U.S. allocation to approximately 90% of the portfolio. Yield levels on 10-year-maturity U.S. Treasuries, which had climbed to as high as 7.00% in April 1997, have more recently declined to approximately 5.80%, near their low for the year. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) An investment in 10-year Treasuries would have produced a total return of 7.57% over the past 12 months. Similarly, yields on two-year Treasury securities, which peaked at 6.50% during April, declined to 5.60% more recently and would have produced a total return of 5.86%. Although many global trends continue to provide a very positive backdrop for our market, we believe caution is still warranted as our economy approaches full capacity.

The Trust's stock market price, which stood at $6.75 on November 30, 1996, decreased to $6.69 on November 30, 1997, while its net asset value (NAV) price decreased from $7.56 to $7.41, representing a total return of 6.91% based on market price and 5.77% based on NAV. For comparative purposes, the Salomon Brothers Treasury/Government Sponsored Index, an unmanaged index of medium-term Treasury and government-agency securities, appreciated by 7.40% over this period, while the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year, declined by 3.39% in local currency terms.

We believe the Trust continues to benefit from its innovative share repurchase program. This program, which was implemented in April 1996 and reinstated in March 1997, authorizes the Trust to repurchase up to 10% of its outstanding shares annually. The Trust captures the difference between its NAV and its market price when it repurchases shares and pays the captured value to its shareholders with their regular monthly distributions.

U.S. Government Sector
Earlier in 1997, strong economic momentum led the Fed to raise short-term interest rates slightly in order to forestall inflationary pressures. In anticipation of the March tightening of monetary policy, our strategy has been to de-emphasize intermediate-maturity Treasuries and increase our allocation to very short-maturity Treasuries, offset by a slightly greater emphasis on longer-maturity 10-year Treasuries. Although the extent of additional Fed action over the next several months remains uncertain, we believe the Fed could eventually see a need for further modest tightening. Should it choose to raise interest rates, short- and intermediate-maturity securities will be the most adversely affected. By repositioning our Treasury exposure between cash and longer maturities, while reducing exposure to intermediate maturities, we believe we can reduce the overall impact to the portfolio of a Fed move.

In this environment, the mortgage-backed pass-through sector posted strong relative performance, and we anticipate a continuation of this trend in the months ahead. An index, or average, allocation to this sector would be about 36%. Over the course of the year our weighting of this sector was neutral, but we will add to it as opportunities present themselves.

International Sector
Over the past year, we have gradually reduced the Trust's exposure to foreign markets from the 35% allowable maximum to roughly 5% as U.S. interest rates have become increasingly attractive from a global perspective. Throughout this process, we continued to emphasize the higher-yielding European and dollar-bloc markets. According to the J.P. Morgan indices, these markets, such as Spain, Italy, the United Kingdom, and Australia, provided the best local currency performance among the major sovereign bond markets. Core Europe and Japan lagged the U.S. market. The Trust also benefited from our decision to hedge most of its foreign assets back into the U.S. dollar, which appreciated sharply against all major currencies except the British pound. The Trust's 10% allocation to emerging market instruments was a mixed blessing. For most of the year, the Trust benefited from tightening spreads and high current income from this sector. However, the Trust's holdings in Thailand suffered a sharp loss in value at the beginning of the currency crisis that has spread throughout Asia in the past few months.

The Asian crisis has created concern that global growth will slow sharply in 1998 and has reinforced the market's confidence that inflation will remain low, if not decline. We believe there is little doubt that the recovery process in Asia will be slow and painful, but the magnitude of its impact on the rest of the world remains to be seen. Overall, the turmoil has changed our outlook for the developed bond markets very little. In our view, slower global growth and lower inflation will support core markets such as Germany and the United States and provide the opportunity for a further rally if the downturn is more severe than the market currently believes. We still believe European monetary union will proceed on schedule with a broad group of participants, and that our investments in Italy should therefore benefit from further spread tightening. Since Australia and New Zealand are particularly vulnerable to a recession in Asia, we remain quite positive on these markets. As the crisis unfolds, we will be looking for opportunities to acquire assets at attractive valuations.

The U.S. dollar is currently subject to strong countervailing forces. It is supported by the flight to quality, the productivity of U.S. assets, and strong U.S. growth. However, concern over the impact of the Asian crisis on the already large U.S. current-account deficit limits the potential for further appreciation. For now, the Trust remains fully hedged back into the dollar.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

A. Keith Brodkin

A. Keith Brodkin
Chairman and President


Stephen C. Bryant

Stephen C. Bryant
Portfolio Manager


Steven E. Nothern

Steven E. Nothern
Portfolio Manager

December 15, 1997

                     -------------------------------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Performance Summary
(For the year ended November 30, 1997)

  Net Asset Value Per Share
  November 30, 1996                $  7.56
  November 30, 1997                $  7.41
  New York Stock Exchange Price
  November 30, 1996                $  6.750
  April 15, 1997 (low)*            $  6.375
  November 14, 1997 (high)*        $  6.813
  November 30, 1997                $  6.688

*For the period December 1, 1996, through November 30, 1997.

Federal Income Tax Information
on Distributions
(For the year ended November 30, 1997)

Distribution Sources
The Trust made no long-term capital gain distributions for tax purposes during the year ended November 30, 1997.

Tax Form Summary
In January 1998, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1997.

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders
As of November 30, 1997, our records indicate that there are 11,276 registered shareholders and approximately 48,600 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
1-800-637-2300

New York Stock Exchange Symbol The New York Stock Exchange symbol is MGF.

Results of Shareholder Meeting
At the annual meeting of shareholders of MFS[RegTM] Government Markets Income Trust, which was held on October 21, 1997, the following actions were taken:

Item 1. The election of A. Keith Brodkin, Richard B. Bailey, Arnold D. Scott,
             and Jeffrey L. Shames as Trustees of the Trust.

                                Number of Shares
    Nominee                  For              Withhold Authority
-------------------   --------------------   -------------------
A. Keith Brodkin      58,716,677.9303        1,336,709.4033
Richard B. Bailey     58,559,236.3046        1,494,151.0290
Arnold D. Scott       57,713,319.4777        1,340,067.8559
Jeffrey L. Shames     58,595,810.1388        1,457,577.1948

Trustees continuing in office who were not subject to re-election at this meeting are Marshall N. Cohan, Lawrence H. Cohn, M.D., The Honorable Sir J. David Gibbons, KBE, Abby M. O'Neill, Walter E. Robb, III, J. Dale Sherratt, and Ward Smith.

Item 2. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending November 30, 1998.

              Number of Shares
            --------------------
For         58,672,356.9004
Against        595,806.5200
Abstain        785,223.9132

Investment Objective and Policy
The investment objective of the Trust is to provide a high level of current income.

The Trust will attempt to achieve this objective by investing at least 65% of its assets in U.S. government securities and by engaging in transactions involving related options. The Trust may invest up to 35% of its total assets in foreign government securities. In pursuing its objective, the Trust will consider the preservation of capital by balancing the yields of various fixed-income securities against their attendant risks. However, the Trust will not purchase securities with the goal of achieving capital appreciation.

For defensive purposes, the Trust may invest in cash (including foreign currency) and cash equivalents. The Trust may also enter into options, futures transactions, interest rate swaps, and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan
The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Dividend Disbursing Agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Portfolio of Investments -- November 30, 1997
Bonds -- 87.0%

                                            Principal Amount
Issuer                                          (000 Omitted)           Value
U.S. Bonds -- 78.9%
U.S. Treasury Obligations -- 25.8%
U.S. Treasury Bonds, 6.375s,
  2027                                    $    17,728            $ 18,434,284
U.S. Treasury Bonds, 6.625s,
  2027                                          9,372              10,035,350
U.S. Treasury Bonds, 10.375s,
  2009                                          6,200               7,720,922
U.S. Treasury Bonds, 11.25s,
  2015                                         28,500              44,259,645
U.S. Treasury Notes, 3.375s,
  2007                                          5,000               4,936,700
U.S. Treasury Notes, 9.125s,
  1999                                         47,500              49,689,275
                                                                 ------------
                                                                 $135,076,176
                                                                 ------------
U.S. Federal Agencies -- 32.3%
FHA (Kimberly Woods Project
  Loan), 8.25s, 2027+ .................   $     6,221            $  6,158,843
FHA (USGI 986 Spring Hill),
  10.375s, 2030+ ......................         2,454               2,514,239
FICO, 9.8s, 2018 ......................         5,000               6,925,800
FICO, 10.7s, 2017 .....................         8,500              12,625,135
Federal Home Loan Mortgage
  Corp., 6.79s, 2005 ..................         4,500               4,688,437
Federal Home Loan Mortgage
  Corp., 7.5s, 2099[sec] ..............        43,000              43,913,750
Federal National Mortgage
  Assn., 5s, 2023 .....................         6,000               4,927,500
Federal National Mortgage
  Assn., 6.55s, 2007 ..................         4,000               4,006,250
Federal National Mortgage
  Assn., 7s, 2026 - 2027 ..............        30,824              30,717,122
Federal National Mortgage
  Assn., 7.5s, 2003 ...................        10,404              10,603,836
Federal National Mortgage
  Assn., 7.875s, 2006 .................        30,000              30,806,250
Federal National Mortgage
  Assn., 8.5s, 2027 ...................        10,100              11,584,902
                                                                 ------------
                                                                 $169,472,064
                                                                 ------------
Government National Mortgage
    Association -- 19.4%
GNMA, 7s, 2022 - 2024 .................   $    18,519            $ 18,613,060
GNMA, 7.5s, 2007 - 2027 ...............        67,856              69,274,477
GNMA, 8.5s, 2026 ......................        13,305              13,916,125
                                                                 ------------
                                                                 $101,803,662
                                                                 ------------
Small Business
  Administration -- 0.7%
SBA, 8.875s, 2011 .....................   $     3,601            $  3,922,152
                                                                 ------------

                                            Principal Amount
Issuer                                          (000 Omitted)                  Value
U.S. Bonds -- continued
U.S. Government Guaranteed -- 0.7%
Private Export Funding Corp.,
  7.01s, 2004 .........................   $        3,380         $  3,555,861
                                                                 ------------
  Total U.S. Bonds .....................................         $413,829,915
                                                                 ------------
Foreign Bonds -- 8.1%
Australia -- 0.7%
Commonwealth of Australia,
  9.5s, 2003 ..........................   AUD      2,555         $5 2,041,750
Commonwealth of Australia,
  7.5s, 2005 ..........................            2,425            1,796,191
                                                                 ------------
                                                                 $  3,837,941
                                                                 ------------
Italy -- 0.5%
Republic of Italy, 8.5s, 2004 .........   ITL  3,890,000         $0,2,574,271
                                                                 ------------
Mexico -- 1.1%
United Mexican States, 6.25s,
  2019                                            $7,000         $  5,670,000
                                                                 ------------
New Zealand -- 1.2%
Government of New Zealand,
  8s, 2001 - 2004 .....................   NZD     10,100         $106,518,045
                                                                 ------------
Poland -- 1.3%
Government of Poland,
  6.688s, 2024 ........................   PLN      7,000         $0 6,632,500
                                                                 ------------
Russia -- 0.7%
City of Moscow, 9.5s, 2000 ............   $        3,600         $  3,605,400
                                                                 ------------
Thailand -- 0.7%
Total Access Communication,
  10.4s, 2004 .........................   THB    200,000         $003,573,892
                                                                 ------------
United Kingdom -- 1.1%
United Kingdom Treasury, 10s,
  2003                                    GBP      2,910         $0 5,647,760
                                                                 ------------
Venezuela -- 0.8%
Republic of Venezuela, 9.25s,
  2027                                    $        5,000         $  4,387,500
                                                                 ------------
  Total Foreign Bonds ..................................         $ 42,447,309
                                                                 ------------
  Total Bonds
    (Identified Cost, $451,469,561).....................         $456,277,224
                                                                 ------------

                                                    Shares
Warrants
Republic of Venezuela*
  (Identified Cost, $0).........................  $37,500        $          0
                                                                 ------------
Rights
United Mexican States*
  (Identified Cost, $0).........................  $ 1,000        $          0
                                                                 ------------

Short-Term Obligations -- 19.8%

                                    Principal Amount
Issuer                                 (000 Omitted)              Value
Federal Farm Credit Bank
  Consolidated Discount Note,
  due 1/05/98 .................                    $9,000       $  8,951,525
Federal Home Loan Bank
  Consolidated Discount Note,
  due 12/01/97 ................                     9,300          9,300,000
Federal Home Loan Mortgage
  Discount Notes, due
  12/11/97 - 12/22/97                              74,700         74,560,833
Federal National Mortgage
  Assn., due 12/23/97 .........                    10,900         10,863,497
                                                                ------------
  Total Short-Term Obligations,
    at Amortized Cost ...................................       $103,675,855
                                                                ------------
  Total Investments
    (Identified Cost, $555,145,416)......................       $559,953,079
Call Option Written -- (0.1)%

Description/Expiration Month/        Principal Amount
                                      of Contracts
  Strike Price                        (000 Omitted)
 Swiss Francs/Deutsche Marks/
 March/0.847 (Premium
   Received, $133,083)...CHF                       19,084         (681,785)
Other Assets,
  Less Liabilities -- (6.7)% ............................      (34,690,824)
                                                               ------------
Net Assets -- 100.0% ....................................      $524,580,470
                                                               ============

* Non-income producing security.
+ Restricted security.
[sec] When-issued.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.


AUD     =     Australian Dollars
CAD     =     Canadian Dollars
CHF     =     Swiss Francs
DEM     =     Deutsche Marks
DKK     =     Danish Kroner
ESP     =     Spanish Pesetas
GBP     =     British Pounds
ITL     =     Italian Lire
NZD     =     New Zealand Dollars
PLN     =     Polish Zloty
THB     =     Thai Bahts

                       See notes to financial statements

Statement of Assets and Liabilities -- November 30, 1997

Assets:
 Investments, at value (identified cost, $555,145,416) .................................    $559,953,079
 Cash ..................................................................................          63,112
 Net receivable for forward foreign currency exchange contracts to sell ................         389,715
 Net receivable for foreign currency exchange contracts closed or subject to master            2,103,970
  netting agreements
 Receivable for investments sold .......................................................       2,299,583
 Interest receivable ...................................................................       5,227,973
 Receivable for interest rate swaps ....................................................          55,263
 Other assets ..........................................................................           4,753
                                                                                            ------------
   Total assets ........................................................................    $570,097,448
                                                                                            ------------
Liabilities:
 Payable to dividend disbursing agent ..................................................    $    235,898
 Payable for when-issued investments purchased .........................................      43,860,000
 Written options outstanding, at value (premiums received, $133,083) ...................         681,785
 Net payable for forward foreign currency exchange contracts to purchase ...............         256,626
 Payable to affiliates --
  Management fee .......................................................................          40,244
  Transfer agent fee ...................................................................          17,060
  Administrative fee ...................................................................             859
 Accrued expenses and other liabilities ................................................         424,506
                                                                                            ------------
   Total liabilities ...................................................................    $ 45,516,978
                                                                                            ------------
Net assets .............................................................................    $524,580,470
                                                                                            ============
Net assets consist of:
 Paid-in capital .......................................................................    $558,363,806
 Unrealized appreciation on investments and translation of assets and liabilities in           6,516,027
  foreign currencies
 Accumulated net realized loss on investments and foreign currency transactions ........     (38,113,943)
 Accumulated distributions in excess of net investment income ..........................      (2,185,420)
                                                                                            ------------
   Total ...............................................................................    $524,580,470
                                                                                            ============
Shares of beneficial interest outstanding ..............................................      70,753,255
                                                                                            ============
Net asset value per share (net assets [divided by] shares of beneficial interest            $       7.41
                                                                                            ============
  outstanding)

                       See notes to financial statements

Statement of Operations -- Year Ended November 30, 1997

Net investment income:
 Interest Income ...........................................................     $ 39,535,071
                                                                                 ------------
 Expenses --
  Management fee ...........................................................     $  3,802,065
  Trustees' compensation ...................................................          158,931
  Transfer and dividend disbursing agent fee ...............................          202,783
  Administrative fee .......................................................           59,654
  Custodian fee ............................................................          281,205
  Auditing fees ............................................................           70,894
  Postage ..................................................................           56,201
  Printing .................................................................           48,988
  Legal fees ...............................................................            1,157
  Miscellaneous ............................................................          274,027
                                                                                 ------------
   Total expenses ..........................................................     $  4,955,905
  Fees paid indirectly .....................................................          (81,112)
                                                                                 ------------
   Net expenses ............................................................     $  4,874,793
                                                                                 ------------
    Net investment income ..................................................     $ 34,660,278
                                                                                 ------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ..................................................     $(13,265,963)
  Written option transactions ..............................................          120,888
  Foreign currency transactions ............................................        6,530,289
  Interest rate swap transactions ..........................................          548,821
                                                                                 ------------
    Net realized loss on investments and foreign currency transactions .....     $ (6,065,965)
                                                                                 ------------
 Change in unrealized appreciation (depreciation) --
  Investments ..............................................................     $ (6,642,776)
  Written options ..........................................................         (548,702)
  Translation of assets and liabilities in foreign currencies ..............        3,874,717
  Interest rate swaps ......................................................         (531,049)
                                                                                 ------------
    Net unrealized loss on investments and foreign currency translation ....     $ (3,847,810)
                                                                                 ------------
     Net realized and unrealized loss on investments and foreign currency ..     $ (9,913,775)
                                                                                 ------------
      Increase in net assets from operations ...............................     $ 24,746,503
                                                                                 ============

                       See notes to financial statements

Statement of Changes in Net Assets

                                                                                                 Year Ended November 30,
                                                                                              ------------------------------
                                                                                                   1997             1996
                                                                                              -------------     ------------
Increase (decrease) in net assets:
From operations --
 Net investment income ...................................................................     $ 34,660,278     $ 38,132,996
 Net realized gain (loss) on investments and foreign currency transactions ...............       (6,065,965)       1,310,231
 Net unrealized loss on investments and foreign currency translation .....................       (3,847,810)      (8,205,983)
                                                                                               ------------     ------------
  Increase in net assets from operations .................................................     $ 24,746,503     $ 31,237,244
                                                                                               ------------     ------------
Distributions declared to shareholders --
 From net investment income ..............................................................     $(34,660,278)    $(38,132,996)
 In excess of net investment income ......................................................       (2,305,112)      (3,801,845)
                                                                                               ------------     ------------
   Total distributions declared to shareholders ..........................................     $(36,965,390)    $(41,934,841)
                                                                                               ------------     ------------
Trust share (principal) transactions --
 Cost of Treasury shares acquired ........................................................     $(17,696,661)    $(40,941,119)
                                                                                               ------------     ------------
   Total decrease in net assets ..........................................................     $(29,915,548)    $(51,638,716)
Net assets:
 At beginning of year ....................................................................      554,496,018      606,134,734
                                                                                               ------------     ------------
 At end of period (including accumulated distributions in excess of net investment income
  of $2,185,420 and $3,035,917, respectively).............................................     $524,580,470     $554,496,018
                                                                                               ============     ============

                       See notes to financial statements

Financial Highlights

                                                                               Year Ended November 30,
Per share data (for a                                  -----------------------------------------------------------------------
share outstanding                                           1997          1996          1995          1994           1993
throughout each period):                               ------------- ------------- ------------- -------------- -------------
Net asset value -- beginning of period ...............    $  7.56       $  7.62       $  6.90       $  7.83        $  7.59
                                                          -------       -------       -------       -------        -------
Income from investment operations# --
 Net investment income ...............................    $  0.49       $  0.49       $  0.49       $  0.48        $  0.52
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions .......................................      (0.14)        (0.07)         0.64         (0.88)          0.38
                                                          -------       -------       -------       -------        -------
  Total from investment operations ...................    $  0.35       $  0.42       $  1.13       $ (0.40)       $  0.90
                                                          -------       -------       -------       -------        -------
Less distributions declared to shareholders --
 From net investment income ..........................   $  (0.49)      $ (0.49)      $ (0.49)      $ (0.14)       $ (0.44)
 In excess of net investment income ..................      (0.03)        (0.05)           --         (0.02)            --
 From net realized gain on investments and
  foreign currency transactions ......................         --            --            --         (0.05)         (0.22)
 Tax return of capital ...............................         --            --            --         (0.32)            --
                                                          -------       -------       -------       -------        -------
  Total distributions declared to shareholders .......    $ (0.52)      $ (0.54)     $  (0.49)      $ (0.53)       $ (0.66)
                                                          -------       -------       -------       -------        -------
 Net increase from repurchase of capital shares ......    $  0.02       $  0.06       $  0.08       $   --         $    --
                                                          -------       -------       -------       -------        -------
 Net asset value -- end of period ....................    $  7.41       $  7.56       $  7.62       $  6.90        $  7.83
                                                          =======       =======       =======       =======        =======
 Per share market value -- end of period .............    $ 6.688       $ 6.750       $ 6.500       $ 6.313        $ 7.125
 Total return ........................................       6.91%        12.61%        10.96%        (3.90)  %       7.32%
 Ratios (to average net assets)/ Supplemental data:
  Expenses## .........................................       0.94%         1.00%         0.99%         0.97%          0.93%
  Net investment income ..............................       6.56%         6.63%         6.84%         6.51%          6.61%
 Portfolio turnover ..................................        248%          249%          318%          295%          453%
 Net assets at end of period (000 omitted) ...........   $524,580      $554,496      $606,135      $617,789      $744,448

 # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.

                       See notes to financial statements

Financial Highlights

                                                                               Year Ended November 30,
Per share data (for a                                  -----------------------------------------------------------------------
share outstanding                                           1992          1991          1990           1989          1988
throughout each period):                               ------------- ------------- -------------- ------------- -------------
Net asset value -- beginning of period ...............    $  8.08       $  8.41       $  8.92       $   9.18       $  9.33
                                                          -------       -------       --------      --------       -------
Income from investment operations --
 Net investment income[sec] ..........................    $  0.61       $  0.69       $  0.78       $   0.82       $  0.94
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions .......................................      (0.23)         0.16         (0.11)          0.09          0.12
                                                         --------       -------       -------       --------       -------
  Total from investment operations ...................    $  0.38       $  0.85       $  0.67       $   0.91       $  1.06
                                                          -------       -------       -------       --------       -------
Less distributions declared to shareholders --
 From net investment income ..........................    $ (0.57)      $ (0.64)      $ (0.68)      $  (0.90)      $ (0.88)
 From net realized gain on investments and
  foreign currency transactions ......................         --            --            --             --         (0.17)
 From paid-in capital ................................      (0.30)        (0.54)        (0.50)         (0.27)        (0.16)
                                                          -------       -------       -------       --------       -------
  Total distributions declared to shareholders .......    $ (0.87)      $ (1.18)      $ (1.18)      $  (1.17)      $ (1.21)
                                                          -------       -------       -------       --------       -------
 Net asset value -- end of period ....................    $  7.59       $  8.08       $  8.41       $   8.92       $  9.18
                                                          =======       =======       =======       ========       =======
 Per share market value -- end of period .............    $ 7.250       $ 8.000       $ 8.125       $ 10.000       $10.125
 Total return ........................................       1.11%        13.73%        (6.82)%        11.83%        15.77%
 Ratios (to average net assets)/ Supplemental data[sec]:
  Expenses ...........................................       1.03%         1.04%         1.05%          1.08%         1.11%
  Net investment income ..............................       7.80%         8.38%         9.16%          9.23%         9.87%
 Portfolio turnover ..................................        245%          805%          535%           640%          307%
 Net assets at end of period (000 omitted) ...........   $743,103      $785,992      $813,978       $857,252      $873,503

[sec]The investment adviser did not impose a portion of its adviser fee amounting to $0.0013 per share for the year ended November 30, 1990. If this fee had been incurred by the Trust, the ratio of expenses to average net assets and net investment income to average net assets would have been 1.07% and 9.14%, respectively.

                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization
MFS Government Markets Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, interest rate swaps, and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may also write covered call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Futures Contracts -- The Trust may enter into futures contracts for the delayed delivery of securities, currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Trust is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Trust each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Trust. The Trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Trust's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging may be made when the Trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Some government securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's average daily net assets. The fee is reduced according to a fee arrangement which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1997, $3,155,609 was reclassified from accumulated net realized loss to accumulated distributions in excess of net investment income due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

At November 30, 1997, the Trust, for federal income tax purposes, had a capital loss carryforward of $37,592,355 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002, ($28,577,312), November 30, 2004, ($196,662),
and November 30, 2005, ($8,818,381).

(3) Transactions with Affiliates
Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of .32% of average daily net assets and 5.33% of investment income.

Administrator -- Effective March 1, 1997, the Trust had an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets, provided that the administrative fee is not assessed on Trust assets that exceed $3 billion:

     First $1 billion                                            0.0150%
     Next $1 billion                                             0.0125%
     Next $1 billion                                             0.0100%
     In excess of $3 billion                                     0.0000%

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $43,211 for the year ended November 30, 1997.

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee and a dividend services fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:


Total Number of Accounts             Annual Account Fee
---------------------------------   -------------------
      Less than 75,000 ..........          $9.00
      75,000 and over ...........          $8.00

The dividend services fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                   Purchases          Sales
                                                                 ------------      ------------
      U.S. government securities ............................    $775,662,164      $737,032,989
                                                                 ============      ============
      Investments (non-U.S. government securities) ..........    $391,256,060      $476,687,137
                                                                 ============      ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

      Aggregate cost ........................    $555,503,228
                                                 ============
      Gross unrealized appreciation .........    $ 10,830,721
      Gross unrealized depreciation .........      (6,380,870)
                                                 ------------
       Net unrealized appreciation ..........    $  4,449,851
                                                 ============

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                                              Year Ended November 30,
                                            ---------------------------------------------------------
                                                       1997                           1996
                                            --------------------------     --------------------------
                                               Shares         Amount          Shares         Amount
                                            ---------      -----------     ---------      -----------
     Treasury shares reacquired .........   2,631,200      $17,696,661     6,154,700      $40,941,119
                                            =========      ===========     =========      ===========

In accordance with the provisions of the Trust's prospectus, 2,631,200 shares of beneficial interest were reacquired by the Trust during the year ended November 30, 1997, at an average price per share of $6.73 and a weighted average discount of 9.6% per share. The Trust reacquired 6,154,700 shares of beneficial interest during the year ended November 30, 1996, at an average price per share of $6.65 and a weighted average discount of 9.7% per share. Shares held in Treasury were repurchased in an attempt to return the market value of the discount to shareholders in the form of higher monthly distributions.

(6) Line of Credit
The Trust and other affiliated Trusts participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the acquisition of Treasury shares. Interest is charged to each Trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended November 30, 1997, was $685.

(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and swap agreements. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 1997, is as follows:

Written Option Transactions

                                                             1997 Calls                           1997 Puts
                                                 ----------------------------------   ---------------------------------
                                                   Principal Amounts                   Principal Amounts
                                                        of Contracts                        of Contracts
                                                       (000 Omitted)       Premiums        (000 Omitted)       Premiums
                                                 -------------------   ------------   ------------------   ------------
Outstanding, beginning of period --                         --           $      --              --             $   --
 Options Written --
  Australian Dollars .........................           2,765              18,676              --                 --
  Deutsche Marks/British Pound ...............              --                  --           6,960               14,642
  Swiss Francs/Deutsche Marks ................          19,084             133,083              --                 --
  United States Dollars ......................          28,000             188,281              --                 --
 Options terminated in closing transactions --
  Australian Dollars .........................          (2,765)            (18,676)             --                 --
  Deutsche Marks/British Pound ...............              --                  --          (6,960)             (14,642)
 Options exercised --
  United States Dollars ......................         (28,000)           (188,281)             --                 --
                                                       -------          ----------          ------             --------
Outstanding, end of period                              19,084           $ 133,083              --             $   --
                                                       =======          ==========          ======             ========
Options outstanding at end of period consist of:
  Swiss Francs/Deutsche Marks ................          19,084           $ 133,083              --             $   --
                                                       -------          ----------          ------             --------
  Outstanding, end of period .................          19,084           $ 133,083              --             $    --
                                                       =======          ==========          ======             ========


At November 30, 1997, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                     Net Unrealized
                                                 Contracts to       Contracts                          Appreciation
                  Settlement Date             Deliver/Receive        at Value     In Exchange for    (Depreciation)
              -------------------           -----------------   -------------   -----------------   ---------------
Sales         01/07/98 ..........   AUD          4,113,895       $ 2,813,803       $ 3,057,858        $  244,055
              01/07/98 ..........   DEM            360,227           204,663           212,123             7,460
              01/07/98 - 01/17/98   ESP        785,979,726         5,275,812         5,414,012           138,200
                                                                 -----------       -----------        ----------
                                                                 $ 8,294,278       $ 8,683,993        $  389,715
                                                                 ===========       ===========        ==========
Purchases     01/07/98 ..........   CAD          1,092,917       $   769,689       $   802,141        $  (32,452)
              01/07/98 ..........   CHF         17,448,054        12,290,758        12,371,931           (81,173)
              01/07/98 ..........   DKK         39,569,779         5,903,257         6,076,155          (172,898)
              01/07/98 ..........   GBP          3,353,606         5,638,300         5,608,403            29,897
                                                                 -----------       -----------        ----------
                                                                 $24,602,004       $24,858,630        $ (256,626)
                                                                 ===========       ===========        ==========

Forward foreign currency purchases and sales under master netting agreements and closed forward foreign currency exchange contracts, excluded from above, amounted to a net receivable of $1,070,052 with Bankers Trust, $1,774,252 with Merrill Lynch, and $196,956 with Swiss Bank Corp., and a net payable of $274,811 with Deutschebank, and $662,479 with First Boston at November 30, 1997.

At November 30, 1997, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps

                 Notional Principal               Cash Flows                Cash Flows      Unrealized
Expiration       Amount of Contract        Paid by the Trust     Received by the Trust    Appreciation
------------   --------------------   ----------------------   -----------------------   -------------
                ITL 7,170,000,000                               ITL - Fixed - 5.685%        $31,336
9/18/00         DEM (7,356,864)       DEM - Fixed - 4.565%                                   23,927
                                                                                            -------
                                                                                            $55,263
                                                                                            =======

At November 30, 1997, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Trust may invest not more than 10% of it's net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1997, the Trust owned the following restricted securities (constituting 1.65% of its net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                                 Date of    Principal Amount
Description                                                  Acquisition       (000 omitted)            Cost           Value
--------------------------------------------------------   -------------   -----------------   -------------   -------------
FHA (Kimberly Woods Project Loan), 8.25s, 2027 .........         3/29/93              $6,221      $6,407,685      $6,158,843
FHA (USGI 986 Spring Hill), 10.375s, 2030 ..............         8/16/93               2,454       2,639,222       2,514,239
                                                                                                                  $8,673,082
                                                                                                                  ==========

Independent Auditors' Report

To the Trustees and Shareholders of MFS Government Markets Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Markets Income Trust as of November 30, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1997 and 1996, and the financial highlights for each of the years in the ten-year period ended November 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Markets Income Trust at November 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 9, 1998

[Back cover]

MFS[RegTM] Government Markets Income Trust

Trustees
A. Keith Brodkin*
Chairman and President;
Chairman and Director,
Massachusetts Financial
Services Company

Richard B. Bailey* (2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company

Marshall N. Cohan(1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School

The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.

Abby M. O'Neill(2)
Private Investor

Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services)

Arnold D. Scott *
Senior Executive Vice President,
Director and Secretary, Massachusetts
Financial Services Company

Jeffrey L. Shames*
President and Director, Massachusetts
Financial Services Company

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries;
(holding company)


Portfolio Managers
Stephen C. Bryant*
Steven E. Nothern*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, Dividend
Disbursing Agent and
Plan Agent
State Street Bank
and Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Deloitte & Touche LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741


  * Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.
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